SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Advisor Series II
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Urgent Investor Announcement

SHAREHOLDER UPDATE

Fidelity® Advisor Floating Rate High Income Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor High Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Mortgage Securities Fund

Fidelity Advisor Municipal Income Fund

Fidelity Advisor Short Fixed-Income Fund

Fidelity Advisor Strategic Income Fund

URGENT PROXY VOTING REQUEST

The Special Shareholder meeting for these funds is scheduled for November 14, 2001. Many more shareholders must vote their proxies for the funds to be able to hold their shareholder meetings.

By voting promptly, your fund will be able to conduct necessary business.

Inside, you will find information to enable you to vote on important proxy proposals that affect the funds and your investment.

If you have already voted, thank you!

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

3. To elect a Board of Trustees.

4. To approve an amended management contract for Fidelity® Advisor Strategic Income Fund.

5. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund.

7. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for Fidelity Advisor Strategic Income Fund.

8. To approve an amended sub-advisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) for Fidelity Advisor Strategic Income Fund.

9. To approve an amended sub-advisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity Investments Japan Limited (FIJ) for Fidelity Advisor Strategic Income Fund.

10. To eliminate a fundamental investment policy of Fidelity Advisor Government Investment Fund.

11. To eliminate a fundamental investment policy of Fidelity Advisor High Yield Fund.

12. To eliminate fundamental investment policies of Fidelity Advisor Intermediate Bond Fund.

13. To eliminate a fundamental investment policy of Fidelity Advisor Mortgage Securities Fund.

14. To modify the fundamental investment objective and eliminate a fundamental investment policy of Fidelity Advisor Municipal Income Fund.

15. To eliminate a fundamental investment policy of Fidelity Advisor Short Fixed-Income Fund.

16. To eliminate a fundamental investment policy of Fidelity Advisor Strategic Income Fund.

17. To amend Fidelity Advisor Mortgage Securities Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.

18. To amend each fund's (except for Fidelity Advisor Floating Rate High Income Fund's) fundamental investment limitation concerning underwriting.

19. To amend each fund's (except for Fidelity Advisor Floating Rate High Income Fund's) fundamental investment limitation concerning lending.

Why are the funds proposing to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust? (Proposal 1)

The proposal asks shareholders to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust. The amendment provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment advisor or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment advisor and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees. Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing obligations to act with due care and in shareholders' interests.

Why are the funds proposing to adopt an amended and restated Declaration of Trust? (Proposal 2)

The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase, if approved, will allow the Board to better organize itself and its committees in overseeing management of the Fidelity funds and to expand the level of the Board's expertise. The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

What role does the Board play? (Proposal 3)

The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds. If Proposal 2 is approved, the thirteen nominees receiving the highest number of votes will be elected to the Board. If Proposal 2 is not approved, those twelve nominees (not including Mr. Stavropoulos) receiving the highest number of votes cast, shall be elected.

Why are you modifying Fidelity Advisor Strategic Income Fund's management contract? (Proposal 4)

The changes to the contract would modify the management fee that FMR receives from Fidelity Advisor Strategic Income Fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the amended management contract also allows FMR and the trust, on behalf of Fidelity Advisor Strategic Income Fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 (1940 Act). If shareholders approve the amended agreement, FMR could not, in the future, amend the fund's management contract to increase the fund's management fee rate payable to FMR without shareholder approval.

The amended contract will result in a management fee that is the same as, or lower than, the fee payable under the present contract. Please refer to the proxy statement for specific details of the amended management contract proposal.

What is a sub-advisory agreement and how will the proposed amended sub-advisory agreements with FMR U.K. and FMR Far East affect Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund? (Proposals 5&6)

Generally, the sub-advisory agreements allow FMR increased access to more specialized investment expertise in foreign markets. Each fund's amended sub-advisory agreement would allow FMR, FMR U.K, FMR Far East, and the trust, on behalf of the funds, to allow future modifications of the contract without a shareholder vote, subject to requirements of the 1940 Act. Under each fund's present agreement, FMR U.K and FMR Far East act as investment consultants to FMR and supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K and FMR Far East provide investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe and the Far East.

How will the proposed amended sub-advisory agreements with FIIA, FIIA (U.K.) L, and FIJ affect Fidelity Advisor Strategic Income Fund? (Proposals 7&9)

The fund's amended sub-advisory agreements allow FMR, FIIA, FIIA (U.K.) L, FIJ, and the trust, on behalf of the fund, to modify the fund's sub-advisory agreements subject to the requirements of the 1940 Act, but would not change the fees paid by the funds or the management of the funds.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Government Investment Fund? (Proposal 10)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in U.S. Government securities. Fundamental policies can be modified or eliminated only with shareholder approval, while non-fundamental policies can be modified or eliminated without shareholder approval.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor High Yield Fund? (Proposal 11)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower quality debt securities. Pursuant to fundamental policy, the fund would continue to be "diversified" as defined in the 1940 Act. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate fundamental investment policies of Fidelity Advisor Intermediate Bond Fund? (Proposal 12)

Eliminating the fundamental policies will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy relating to investment in investment-grade bonds. The principal security type in which the fund invests will continue to be debt securities, which can include corporate bonds, government securities, and mortgage and other asset-backed securities. Eliminating the fundamental investment policy as described above is not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Mortgage Securities Fund? (Proposal 13)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy relating to investment in mortgage-related securities. Eliminating the fundamental investment policy as described in the proxy statement is in the best interest of the fund and its shareholders.

Why are you modifying Fidelity Advisor Municipal Income Fund's investment objective and eliminating the fundamental investment policy? (Proposal 14)

Modifying the fundamental objective and eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing fundamental policy of investing at least 80% of its assets in municipal securities whose interest is exempt from federal income tax. Pursuant to fundamental policy, the fund would continue to be "diversified" as defined in the 1940 Act. Modifying the fundamental investment objective and eliminating the fundamental investment policy as described in the proxy statement are not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Short Fixed-Income Fund? (Proposal 15)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in investment-grade bonds. The fund does not currently invest, or intend to invest, in below investment-grade securities. The principal security type in which the fund invests will continue to be debt securities, which can include corporate bonds, government securities, and mortgage and other asset-backed securities, and loans and loan participations. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Strategic Income Fund? (Proposal 16)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in debt securities. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

What is the benefit of amending Fidelity Advisor Mortgage Securities Fund's fundamental investment limitation concerning the concentration of its investments in a single industry? (Proposal 17)

The primary purpose of the proposed amendment is to conform the fund's fundamental investment limitation concerning concentration to a limitation which is expected to become standard for all similar funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders. Adoption of the proposed limitation concerning concentration is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

Why are you proposing to change the fundamental investment limitation concerning underwriting for each of the funds (except for Fidelity Advisor Floating Rate High Income Fund)? (Proposal 18)

The purpose of the proposed change is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, a fund is technically considered an underwriter under federal securities laws. The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the types of securities in which the funds invest.

Why are you proposing to change the fundamental investment limitation concerning lending for each of the funds (except for Fidelity Advisor Floating Rate High Income Fund)? (Proposal 19)

The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations, or other debt instruments are not considered lending.

(fidelity_logo)(registered trademark)

ASII-PXLS-ADP

1.765223.101

Urgent Investor Announcement

SHAREHOLDER UPDATE

Fidelity® Advisor Floating Rate High Income Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor High Income Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Mortgage Securities Fund

Fidelity Advisor Municipal Income Fund

Fidelity Advisor Short Fixed-Income Fund

Fidelity Advisor Strategic Income

URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect the fund(s) and your investment(s). This information describes each proposal and asks for your vote on these important issues. It has been called to our attention that we have not yet received your ballot.

Your vote is important, no matter how large or small your holdings may be.

I am writing to remind you that your participation is extremely important. The Special Meeting of Shareholders scheduled for November 14, 2001 cannot be held until we receive a majority of the votes. If you do not plan to cast your vote at the meeting on November 14, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in the fund(s) will receive a separate card for each account and should vote each card.

1. Vote By Telephone 1-800-848-3155

Call toll-free weekdays from 8:00 AM - 11:00 PM Eastern Time and Saturdays from 11:00 AM - 6:00 PM, Eastern Time. Your vote will be recorded by a representative of D.F. King & Co., Inc., our independent proxy solicitation firm.

2. Vote By Touch-Tone Phone
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
3. Vote by Fax
Please fax the front and back of your signed proxy card(s) to our proxy tabulator at 1-888-451-8683
4. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.

PLEASE VOTE YOUR PROXY NOW

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-522-7297. We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You may be asked to vote on the following proposals:

1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.

2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

3. To elect a Board of Trustees.

4. To approve an amended management contract for Fidelity® Advisor Strategic Income Fund.

5. To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund.

6. To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund.

7. To approve an amended sub-advisory agreement with Fidelity International Investment Advisors (FIIA) for Fidelity Advisor Strategic Income Fund.

8. To approve an amended sub-advisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L) for Fidelity Advisor Strategic Income Fund.

9. To approve an amended sub-advisory agreement between Fidelity International Investment Advisors (FIIA) and Fidelity Investments Japan Limited (FIJ) for Fidelity Advisor Strategic Income Fund.

10. To eliminate a fundamental investment policy of Fidelity Advisor Government Investment Fund.

11. To eliminate a fundamental investment policy of Fidelity Advisor High Yield Fund.

12. To eliminate fundamental investment policies of Fidelity Advisor Intermediate Bond Fund.

13. To eliminate a fundamental investment policy of Fidelity Advisor Mortgage Securities Fund.

14. To modify the fundamental investment objective and eliminate a fundamental investment policy of Fidelity Advisor Municipal Income Fund.

15. To eliminate a fundamental investment policy of Fidelity Advisor Short Fixed-Income Fund.

16. To eliminate a fundamental investment policy of Fidelity Advisor Strategic Income Fund.

17. To amend Fidelity Advisor Mortgage Securities Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.

18. To amend each fund's (except for Fidelity Advisor Floating Rate High Income Fund's) fundamental investment limitation concerning underwriting.

19. To amend each fund's (except for Fidelity Advisor Floating Rate High Income Fund's) fundamental investment limitation concerning lending.

Why are the funds proposing to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust? (Proposal 1)

The proposal asks shareholders to continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust. The amendment provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment advisor or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment advisor and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees. Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing obligations to act with due care and in shareholders' interests.

Why are the funds proposing to adopt an amended and restated Declaration of Trust? (Proposal 2)

The New Declaration of Trust modifies the Current Declaration of Trust to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase, if approved, will allow the Board to better organize itself and its committees in overseeing management of the Fidelity funds and to expand the level of the Board's expertise. The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Declaration of Trust will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

What role does the Board play? (Proposal 3)

The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds. If Proposal 2 is approved, the thirteen nominees receiving the highest number of votes will be elected to the Board. If Proposal 2 is not approved, those twelve nominees (not including Mr. Stavropoulos) receiving the highest number of votes cast, shall be elected.

Why are you modifying Fidelity Advisor Strategic Income Fund's management contract? (Proposal 4)

The changes to the contract would modify the management fee that FMR receives from Fidelity Advisor Strategic Income Fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the amended management contract also allows FMR and the trust, on behalf of Fidelity Advisor Strategic Income Fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 (1940 Act). If shareholders approve the amended agreement, FMR could not, in the future, amend the fund's management contract to increase the fund's management fee rate payable to FMR without shareholder approval.

The amended contract will result in a management fee that is the same as, or lower than, the fee payable under the present contract. Please refer to the proxy statement for specific details of the amended management contract proposal.

What is a sub-advisory agreement and how will the proposed amended sub-advisory agreements with FMR U.K. and FMR Far East affect Fidelity Advisor High Yield Fund, Fidelity Advisor Intermediate Bond Fund, Fidelity Advisor Mortgage Securities Fund, Fidelity Advisor Short Fixed-Income Fund, and Fidelity Advisor Strategic Income Fund? (Proposals 5&6)

Generally, the sub-advisory agreements allow FMR increased access to more specialized investment expertise in foreign markets. Each fund's amended sub-advisory agreement would allow FMR, FMR U.K, FMR Far East, and the trust, on behalf of the funds, to allow future modifications of the contract without a shareholder vote, subject to requirements of the 1940 Act. Under each fund's present agreement, FMR U.K and FMR Far East act as investment consultants to FMR and supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K and FMR Far East provide investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe and the Far East.

How will the proposed amended sub-advisory agreements with FIIA, FIIA (U.K.) L, and FIJ affect Fidelity Advisor Strategic Income Fund? (Proposals 7&9)

The fund's amended sub-advisory agreements allow FMR, FIIA, FIIA (U.K.) L, FIJ, and the trust, on behalf of the fund, to modify the fund's sub-advisory agreements subject to the requirements of the 1940 Act, but would not change the fees paid by the funds or the management of the funds.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Government Investment Fund? (Proposal 10)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in U.S. Government securities. Fundamental policies can be modified or eliminated only with shareholder approval, while non-fundamental policies can be modified or eliminated without shareholder approval.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor High Yield Fund? (Proposal 11)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower quality debt securities. Pursuant to fundamental policy, the fund would continue to be "diversified" as defined in the 1940 Act. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate fundamental investment policies of Fidelity Advisor Intermediate Bond Fund? (Proposal 12)

Eliminating the fundamental policies will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy relating to investment in investment-grade bonds. The principal security type in which the fund invests will continue to be debt securities, which can include corporate bonds, government securities, and mortgage and other asset-backed securities. Eliminating the fundamental investment policy as described above is not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Mortgage Securities Fund? (Proposal 13)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing non-fundamental policy relating to investment in mortgage-related securities. Eliminating the fundamental investment policy as described in the proxy statement is in the best interest of the fund and its shareholders.

Why are you modifying Fidelity Advisor Municipal Income Fund's investment objective and eliminating the fundamental investment policy? (Proposal 14)

Modifying the fundamental objective and eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its existing fundamental policy of investing at least 80% of its assets in municipal securities whose interest is exempt from federal income tax. Pursuant to fundamental policy, the fund would continue to be "diversified" as defined in the 1940 Act. Modifying the fundamental investment objective and eliminating the fundamental investment policy as described in the proxy statement are not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Short Fixed-Income Fund? (Proposal 15)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in investment-grade bonds. The fund does not currently invest, or intend to invest, in below investment-grade securities. The principal security type in which the fund invests will continue to be debt securities, which can include corporate bonds, government securities, and mortgage and other asset-backed securities, and loans and loan participations. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

Why are you requesting to eliminate a fundamental investment policy of Fidelity Advisor Strategic Income Fund? (Proposal 16)

Eliminating the fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. If the proposal is approved, the fund will continue to rely on its non-fundamental policy relating to investment in debt securities. Eliminating the fundamental investment policy as described in the proxy statement is not expected to have any material effect on the way the fund is managed.

What is the benefit of amending Fidelity Advisor Mortgage Securities Fund's fundamental investment limitation concerning the concentration of its investments in a single industry? (Proposal 17)

The primary purpose of the proposed amendment is to conform the fund's fundamental investment limitation concerning concentration to a limitation which is expected to become standard for all similar funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders. Adoption of the proposed limitation concerning concentration is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.

Why are you proposing to change the fundamental investment limitation concerning underwriting for each of the funds (except for Fidelity Advisor Floating Rate High Income Fund)? (Proposal 18)

The purpose of the proposed change is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, a fund is technically considered an underwriter under federal securities laws. The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the types of securities in which the funds invest.

Why are you proposing to change the fundamental investment limitation concerning lending for each of the funds (except for Fidelity Advisor Floating Rate High Income Fund)? (Proposal 19)

The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations, or other debt instruments are not considered lending.

(fidelity_logo)(registered trademark)

ASII-PXL3-0901

1.761880.102